UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2007

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 Southwest Longview Blvd., Lee's Summit, Missouri		64081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 7, 2007, Hawthorn Bancshares, Inc. issued a press release announcing the financial results for the fiscal quarter ending June 30, 2007. A copy of the press release is attached as Exhibit 99.1.

The information contained in Item 2.02 of this Current Report and in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At our June 13, 2007 annual meeting, our company's shareholders approved an amendment to our Articles of Incorporation changing our company's name to "Hawthorn Bancshares, Inc." Our company filed articles of amendment with the office of the Missouri Secretary of State to effect this name change. A full description of the name change was provided in our Proxy Statement dated April 30, 2007 that was furnished to shareholders in anticipation of the annual meeting.

At a meeting of our company's board of directors held on August 8, 2007, our board approved an amendment and restatement of our Bylaws whose sole purpose and effect was to change all references to our company therein from "Exchange National Bancshares, Inc." to Hawthorn Bancshares, Inc." With the exception of the change in our company's name, no changes to our Bylaws were made. The amendment and restatement of our Bylaws became effective on August 8, 2007. The full text of our amended and restated Bylaws is furnished as exhibit 3.2 to this report on Form 8-K.

At our August 8, 2007 board meeting, our board of directors also approved a restatement of our company's Articles of Incorporation. The effect of this action was simply to cause our Articles of Incorporation, and all previous amendments to our Articles of Incorporation, to be joined together into a single document. No amendments to our existing Articles of Incorporation were approved by our board of directors at this board meeting. A restatement of our Articles of Incorporation is being filed with the office of the Missouri Secretary of State on August 9, 2007 to effect this name change. The restatement is effective immediately upon filing. The full text of our restated Articles of Incorporation is furnished as exhibit 3.1 to this report on Form 8-K.

Item 8.01 Other Events.

On August 9, 2007, Hawthorn Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 21 cents per share, payable October 1, 2007 to shareholders of record at the close of business on September 14, 2007. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

3.1 Restated Articles of Incorporation of Hawthorn Bancshares, Inc.

3.2 Amended & Restated Bylaws of Incorporation of Hawthorn Bancshares, Inc.

99.1 Press release dated August 7, 2007 reporting financial results for the fiscal quarter ending June 30, 2007.

99.2 Press release dated August 9, 2007 announcing payment of a quarterly cash dividend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

August 9, 2007	By:	James E. Smith

Name: James E. Smith
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

3.1	Hawthorn Bancshares, Inc. Restated Articles of Incorporation
3.2	Hawthorn Bancshares, Inc. Amended & Restated By-Laws
99.1	Hawthorn Bancshares, Inc. 2nd Quarter Earnings Release
99.2	Hawthorn Bancshares, Inc. Dividend Announcement